Supplement dated October 31, 2011
to the Statement of Additional Information
for Principal Variable Contracts Funds, Inc.
dated May 1, 2011

(as supplemented on June 16, 2011, July 20, 2011,
August 1, 2011, and September 16, 2011)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisors
On or about November 15, 2011, on page 54, delete the sections related to Essex Investment
Management Company, LLC and Mellon Capital Management Corporation.

Sub-Advisory Agreements
All Other Accounts
On or about November 15, 2011, delete the sub-advisory fee schedules on page 60 related to
SmallCap Growth II and Essex and SmallCap Value I and Mellon Capital.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage on Purchases and Sales of Securities
On or about November 15, 2011, in the table on the bottom of page 64, in the first row, delete
“SmallCap Value I” from the third column and substitute “N/A” and delete “MidCap Growth III”
from the fourth column and substitute “Bond Market Index.”

DISCLOSURE REGARDING PORTFOLIO MANAGERS
On or about November 15, 2011, on page 97, delete the section related to Essex Investment
Management Company, LLC (“Essex”) and the related portfolio manager.

On or about November 15, 2011, on page 99, delete the section related to Mellon Capital
Management Corporation and the related portfolio managers.

APPENDIX B

Proxy Voting Policies
On our about November 15, 2011, delete the Proxy Voting Policies for Essex Investment
Management Company, LLC and Mellon Capital Management Corporation.